ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


SEMI-ANNUAL REPORT
FEBRUARY 28, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

April 2, 1997

Dear Shareholder:

The Global Dollar Government Fund's semi-annual reporting period closed on February 28, 1997. Although the pace of price appreciation of emerging markets debt securities has slowed, we are pleased to report that due to your Fund's investment in the strongest performing of these markets, your Fund's returns have again placed it at the top of all general world income funds tracked by Lipper Analytical Services. Based on Class A shares' total return over the trailing 12 months, your Fund received the #1 rank out of a universe of 136 funds. Over the last three years, your Fund also achieved the #1 rank out of a universe of 79 funds. Lipper rankings are based on total returns at net asset value, without the imposition of the maximum 4.25% sales charge, which would reduce total return figures.

INVESTMENT RESULTS
The following table shows how your Fund performed in the periods ended February 28, 1997. For comparison, we have shown returns for the unmanaged J.P. Morgan
(JPM) Emerging Markets Bond Index, which measures performance of the overall Brady bond market. The Index provides an appropriate broad-based comparison for the Global Dollar Government Fund because it consists of dollar-denominated restructured sovereign bonds, of which a large percentage is represented by Brady bonds.

  INVESTMENT RESULTS*
  Period Ended February 28, 1997
                                                TOTAL RETURN
                                           6 MONTHS       12 MONTHS
                                          ----------      ----------
  ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
    Class A                                  21.72%         42.57%
    Class B                                  21.31%         41.54%
    Class C                                  21.32%         41.57%
  JPM EMERGING MARKETS BOND INDEX            19.96%         39.88%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF FEBRUARY 28, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as 1996 came to a close, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end Gross Domestic Product
(GDP) growth. The production side of the economy showed strength too. Industrial production grew at an annualized pace of 6.0% and payroll growth increased to 217,000 new jobs per month, up from third quarter's average of 171,000 per month. In all, growth in aggregate output (as measured by GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

Recently released data indicate that the economic strength at the end of 1996 has carried over into 1997, buoyed by continued strength in the labor markets. Non-farm payrolls increased more than expected to 339,000 new jobs in February and the unemployment rate edged down to 5.3%. Retail sales figures remained strong during the first two months of 1997 and consumer confidence remains elevated. Overall, GDP growth is likely to be 3% or more in the first quarter of this year.

Inflation news continues to be generally favorable. After moving slightly higher at the end of 1996, consumer and producer price gains both retreated in early 1997. Through February, consumer prices were up 3% year-over-year while producer prices were up just 2.2% for the same period. Nonetheless, the Federal Reserve raised interest rates 0.25% recently in a preemptive strike against what were viewed as mounting inflationary pressures.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again towards mid-1997. As this occurs, potential upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates near the upper end of their recent range. The Fed remains vigilant against signs of accelerating inflation, therefore additional rate increases cannot be ruled out. Given these concerns about the economic outlook, further near-term


1



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

weakness in bond prices and higher bond yields cannot be overlooked. However, such developments would only facilitate the economic slowing we see later in 1997.

Overall, we remain positive on emerging market debt. Higher U.S. interest rates may produce temporary weakness in emerging market debt prices, however, the fundamental economics remain sound for this fixed-income sector and should support additional gains in the upcoming year.

In Argentina, the economy is gaining momentum and is on track for at least 5.0% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues while fiscal expenditures remain largely unchanged from last year's levels. Perhaps most remarkable is that the current economic expansion is taking place while the budget deficit is being cut in half and inflation is virtually non-existent.

The Mexican economy also continues to perform strongly, led by sharp increases in production and manufacturing. Growth is expected to remain strong at around 4.0% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout further underscores the government's commitment to sound economic policies and is another positive step in their efforts to restore Mexico's credibility in international capital markets.

In Russia, recent data indicate that the economy is beginning to grow. Inflation remains on a downward trend and reserves have increased considerably. The government has reinforced its commitment to pursuing a market oriented economy with the naming of an aggressive, reform-minded cabinet.

The recent decision by Moody's to assign a Baa 1 rating (investment grade) to Panama's sovereign debt recognizes the sound economic policies being pursued by that country and should support significant price gains in the debt securities of that country in the upcoming year.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      42.57%         36.49%
Since Inception*              16.84%         15.18%
SEC Yield**                    8.40%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      41.54%         38.54%
Since Inception*              15.88%         15.88%
SEC Yield**                    8.05%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      41.57%         40.57%
Since Inception*              15.91%         15.91%
SEC Yield**                    8.06%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3%-year 1, 2%-year 2, 1%-year 3, 0%-year 4); and for Class C shares (1%-year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 2/25/94 for all Classes.
**  Yields are for the 30 days ended February 28, 1997.


3



PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $ VALUE
--------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-82.2%
NON-COLLATERALIZED BRADY BONDS-33.0%
BULGARIA-3.3%
Bulgaria IAB FRN 6.5625%, 7/28/11               $ 7,500      $ 4,523,438

ECUADOR-2.9%
Republic of Ecuador PDI FRN
  6.4375%, 2/27/15 (a)                            6,458        4,015,965

PANAMA-9.8%
Republic of Panama PDI VRN
  6.5625%, 7/17/16 (a)(b)                        10,141        8,594,121
Republic of Panama IRB VRN
  3.50%, 7/17/14 (a)(b)                           6,500        4,858,750
                                                             ------------
                                                              13,452,871

PERU-5.1%
Republic of Peru FLIRB-WI
  3.25%, 3/15/16 (b)                              7,500        4,443,750
Republic of Peru PDI-WI
  3.00%, 12/29/49 (b)                             4,000        2,570,000
                                                             ------------
                                                               7,013,750

VENEZUELA-11.9%
Republic of Venezuela FLIRB FRN
  6.625%, 3/31/07                                18,000       16,470,000
Total Non-Collateralized Brady Bonds
  (cost $39,266,399)                                          45,476,024

SOVEREIGN DEBT RELATED-28.6%
ARGENTINA-5.5%
Republic of Argentina Global Bond
  11.375%, 1/30/17                                7,100        7,570,375

BRAZIL-10.8%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (c)                             18,723       14,832,418

MEXICO-8.8%
United Mexican States
  11.50%, 5/15/26                                10,900       12,186,200

RUSSIA-3.5%
Russia Principal Loans-WI FRN
  12/15/20 (b)(d)                                 8,000        4,865,000
Total Sovereign Debt Related
  (cost $36,160,035)                                          39,453,993

OTHER SOVEREIGN DEBT RELATED-12.3%
Morgan Guaranty Trust Co.
  Indexed Note Linked Russian US$
  Vneshekonombank Loan Assignment
  14.00%, 4/22/97 (e)
  (cost $17,783,750)                             17,784       16,917,681

COLLATERALIZED BRADY BONDS (F)-8.3%
ECUADOR-2.3%
Republic of Ecuador Par Bonds FRN
  3.25%, 2/28/25                                  7,000        3,163,125

NIGERIA-3.0%
Central Bank of Nigeria Par Bonds VRN
  6.25%, 11/15/20 (g)                             6,000        4,091,250

VENEZUELA-3.0%
Republic of Venezuela Par Bonds Series W-A
  6.75%, 3/31/20 (h)                              5,500        4,245,312
Total Collateralized Brady Bonds
  (cost $10,843,018)                                          11,499,687


4



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

Total Sovereign Debt Obligations
  (cost $104,053,202)                                       $113,347,385

CORPORATE DEBT OBLIGATIONS-16.4%
Grupo Mexicano Desarollo
  8.25%, 2/17/01                                 $7,900        5,767,000
Home Holdings, Inc.
  7.75%, 12/15/98                                 5,450        2,234,500
  8.625%, 12/15/03                                  600          153,000
OPP Petroquimica, S.A.
  11.50%, 2/23/04 (b)                             4,000        4,090,000
Philippine Long Distance Telephone
  8.35%, 3/06/17                                  5,000        4,858,450
Unisys Corp.
  11.75%, 10/15/04                                5,000        5,462,500
Total Corporate Debt Obligations
  (cost $24,292,611)                                          22,565,450

U.S. GOVERNMENT OBLIGATION-2.8%
U.S. Treasury Bond,
  6.625%, 2/15/27
  (cost $4,002,520)                               4,000        3,913,748

TIME DEPOSIT-2.9%
Bank of New York 5.0625%, 3/03/97
  (cost $4,030,000)                               4,030        4,030,000

TOTAL INVESTMENTS-104.3%
  (cost $136,378,333)                                        143,856,583
Other assets less liabilities-(4.3%)                          (5,989,333)

NET ASSETS-100%                                             $137,867,250


(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 1997.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1997, these securities amounted to $29,421,621 representing 21.3% of net assets.

(c)  Coupon consists of 4.5% cash payment and 3.5% paid in kind.

(d) An interest rate based on the six month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(e) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

(f) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(g)  Security trades with oil warrants expiring November 15, 2020.

(h)  Security trades with oil warrants expiring April 15, 2020.

     Glossary of Terms:
     FLIRB  - Front loaded interest reduction bond.
     FRN    - Floating rate note.
     IAB    - Interest arrears bond.
     IRB    - Interest reduction bond.
     PDI    - Past due interest.
     VRN    - Variable rate note.
     WI     - When issued.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $136,378,333)         $143,856,583
  Cash                                                                     147
  Receivable for investment securities sold                         44,121,533
  Interest receivable                                                4,010,952
  Receivable for capital stock sold                                  1,425,569
  Deferred organization expenses                                        71,470
  Total assets                                                     193,486,254

LIABILITIES
  Payable for investment securities purchased                       54,631,601
  Payable for capital stock redeemed                                   365,584
  Dividends payable                                                    347,359
  Distribution fee payable                                              96,080
  Advisory fee payable                                                  84,236
  Accrued expenses                                                      94,144
  Total liabilities                                                 55,619,004

NET ASSETS                                                        $137,867,250

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     13,217
  Additional paid-in capital                                       118,983,108
  Distributions in excess of net investment income                    (704,337)
  Accumulated net realized gain on investments                      12,093,309
  Net unrealized appreciation of investments and other assets        7,481,953
                                                                  $137,867,250

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($29,015,357/
    2,781,677 shares of capital stock issued and outstanding)           $10.43
  Sales charge--4.25% of public offering price                             .46
  Maximum offering price                                                $10.89

  CLASS B SHARES
  Net asset value and offering price per share ($88,505,709/
    8,484,927 shares of capital stock issued and outstanding)           $10.43

  CLASS C SHARES
  Net asset value and offering price per share ($20,346,184/
    1,950,552 shares of capital stock issued and outstanding)           $10.43


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $ 6,476,896

EXPENSES
  Advisory fee                                          $487,163
  Distribution fee - Class A                              38,977
  Distribution fee - Class B                             430,998
  Distribution fee - Class C                              88,628
  Transfer agency                                         89,427
  Administrative                                          74,837
  Audit and legal                                         51,067
  Custodian                                               49,734
  Registration                                            25,040
  Amortization of organization expenses                   19,036
  Directors' fees                                         13,960
  Printing                                                10,367
  Miscellaneous                                            3,979
  Total expenses                                                      1,383,213
  Net investment income                                               5,093,683

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       17,802,610
  Net realized gain on options written                                  129,000
  Net change in unrealized appreciation of:
    Investments                                                       1,824,167
    Options written and other assets                                      2,573
  Net gain on investments                                            19,758,350

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $24,852,033


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                  FEB. 28, 1997     AUGUST 31,
                                                    (UNAUDITED)        1996
                                                 ---------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  5,093,683   $  8,873,964
  Net gain on investment transaction and
    options written                                  17,931,610     16,314,439
  Net change in unrealized appreciation of
    investments, options written and other assets     1,826,740      7,093,642
  Net increase in net assets from operations         24,852,033     32,282,045

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,163,476)    (1,743,599)
    Class B                                          (3,576,972)    (7,143,965)
    Class C                                            (738,389)    (1,110,696)
  Net realized gain on investments
    Class A                                          (2,507,271)            -0-
    Class B                                          (8,869,881)            -0-
    Class C                                          (1,923,846)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                        9,736,005     16,019,751
  Total increase                                     15,808,203     38,303,536

NET ASSETS
  Beginning of year                                 122,059,047     83,755,511
  End of period                                    $137,867,250   $122,059,047


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund (the "Fund"), was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end investment management company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith, at fair value, using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a service agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Investment Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $56,146 for the six months ended February 28, 1997. Alliance Fund


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $10,395 from the sale of Class A shares and $181,114 and $2,865 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,979,691, and $386,042 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Investment Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $114,940,911 and $119,193,467, respectively, for the six months ended February 28, 1997. There were purchases of $8,548,223 and sales of $4,452,891 of U.S. government and government agency obligations for the six months ended February 28, 1997.

At February 28, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,567,506 and gross unrealized depreciation was $4,089,256 resulting in net unrealized appreciation of $7,478,250.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


10



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Transactions in options written for the six months ended February 28, 1997 were as follows:

                                                          NUMBER OF
                                                          CONTRACTS   PREMIUM
                                                          ---------  ----------
Options outstanding at beginning of period                    -0-    $      -0-
Options written                                                1       129,000
Options terminated in closing purchase transactions           -0-           -0-
Options expired                                               (1)     (129,000)
Options outstanding at February 28, 1997                      -0-    $      -0-


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28,1997     AUG. 31,    FEB. 28,1997      AUG. 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,432,794     1,363,669     $14,954,153     $12,569,826
Shares issued in
  reinvestment of
  dividends and
  distributions          206,798        85,808       2,052,613         781,047
Shares converted
  from Class B            85,944       117,519         910,649       1,117,859
Shares redeemed       (1,266,417)     (743,378)    (13,476,810)     (6,805,919)
Net increase             459,119       823,618     $ 4,440,605     $ 7,662,813

CLASS B
Shares sold            2,002,441     3,761,917     $20,911,193     $34,187,398
Shares issued in
  reinvestment of
  dividends and
  distributions          443,977       190,811       4,390,796       1,732,815
Shares converted
  to Class A             (85,944)     (117,519)       (910,649)     (1,117,859)
Shares redeemed       (2,295,031)   (3,193,598)    (24,317,632)    (29,160,515)
Net increase              65,443       641,611     $    73,708     $ 5,641,839

CLASS C
Shares sold              697,484       935,207     $ 7,367,097     $ 8,691,207
Shares issued in
  reinvestment of
  dividends and
  distributions          115,302        42,568       1,141,838         388,548
Shares redeemed         (311,649)     (691,498)     (3,287,243)     (6,364,656)
Net increase             501,137       286,277     $ 5,221,692     $ 2,715,099


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


12



FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                 CLASS A
                                        -----------------------------------------------------------
                                        SIX MONTHS ENDED   YEAR ENDED AUGUST 31,   FEB. 25, 1994(A)
                                           FEB. 28, 1997 ------------------------          TO
                                            (UNAUDITED)      1996         1995      AUGUST 31,1994
                                        ----------------  -----------  -----------  ---------------
Net asset value, beginning of period          $10.01        $8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .44(b)       .84          .86          .45
Net realized and unrealized gain (loss)
  on investments                                1.60         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                         2.04         2.94         (.24)        (.41)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.95)        (.88)        (.45)
Distributions from net realized gain
  on investments                               (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.62)        (.95)        (.88)        (.45)
Net asset value, end of period                $10.43       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                              21.72%       38.47%       (1.48)%      (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $29,015      $23,253      $12,020      $10,995
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.56%(d)     1.65%        1.93%         .75%(d)
  Expenses, before waivers and
    reimbursements                              1.56%(d)     1.65%        1.93%        1.91%(d)
  Net investment income                         8.40%(d)     9.23%       11.25%        9.82%(d)
Portfolio turnover rate                          106%         315%         301%         100%


See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                  CLASS B
                                         ---------------------------------------------------------
                                         SIX MONTHS ENDED   YEAR ENDED AUGUST 31,  FEB. 25,1994(A)
                                           FEB. 28, 1997  ------------------------       TO
                                            (UNAUDITED)      1996         1995      AUG. 31,1994
                                         ---------------  -----------  -----------  --------------
Net asset value, beginning of period          $10.01        $8.02        $9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .40(b)       .78          .80          .42
Net realized and unrealized gain (loss)
  on investments                                1.61         2.08        (1.11)        (.86)
Net increase (decrease) in net asset
  value from operations                         2.01         2.86         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.87)        (.81)        (.42)
Distributions from net realized gain
  on investments                               (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.59)        (.87)        (.81)        (.42)
Net asset value, end of period                $10.43       $10.01        $8.02        $9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                              21.31%       37.36%       (2.40)%      (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $88,506      $84,295      $62,406      $47,030
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.27%(d)     2.37%        2.64%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.27%(d)     2.37%        2.64%        2.63%(d)
  Net investment income                         7.70%(d)     8.57%       10.52%        9.11%(d)
Portfolio turnover rate                          106%         315%         301%         100%


See footnote summary on page 15.


14



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                   CLASS C
                                         ----------------------------------------------------------
                                         SIX MONTHS ENDED   YEAR ENDED AUGUST 31,   FEB. 25,1994(A)
                                            FEB. 28,1997  ------------------------        TO
                                            (UNAUDITED)      1996         1995      AUG. 31,1994
                                         ---------------  -----------  -----------  ---------------
Net asset value, beginning of period          $10.01        $8.02        $9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .41(b)       .77          .79          .42
Net realized and unrealized gain (loss)
  on investments                                1.60         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                         2.01         2.87         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.88)        (.81)        (.42)
Distributions from net realized gain
  on investments                               (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.59)        (.88)        (.81)        (.42)
Net asset value, end of period                $10.43       $10.01        $8.02        $9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                              21.32%       37.40%       (2.36)%      (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,346      $14,511       $9,330      $10,404
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.27%(d)     2.35%        2.63%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.27%(d)     2.35%        2.63%        2.59%(d)
  Net investment income                         7.70%(d)     8.52%       10.46%        9.05%(d)
Portfolio turnover rate                          106%         315%         301%         100%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


15



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
MR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


16



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGSR